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                                   EXHIBIT 32

                            SECTION 906 CERTIFICATION

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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. Section 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-KSB for the year ended October 31, 2004 (the "Report") of SE Financial Corp. (the "Company") as filed with the Securities and Exchange Commission on the date hereof, we, Frank S. DePaolo, President and Chief Executive Officer, and Joseph Sidebotham, Sr., Executive Vice President, Chief Financial Officer and Controller, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: January 25, 2005


/s/ Frank S. DePaolo                                 /s/ Joseph Sidebotham, Sr.
------------------------------------------          ----------------------------
Frank S. DePaolo                                    Joseph Sidebotham, Sr.
President and Chief Executive Officer               Executive Vice President,
                                                    Chief Financial Officer and
                                                    Controller